EXHIBIT 99.1

   Accrued Interest Date:                              Collection Period Ending:
   25-Jan-05                                                           31-Jan-05

   Distribution Date:          BMW VEHICLE OWNER TRUST 2004-A           Period #
   25-Feb-05                   ------------------------------                 9

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   Balances
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
                                                                                 Initial         Period End
      Receivables                                                         $1,500,120,934     $1,052,557,943
      Reserve Account                                                         $9,683,915        $18,295,490
      Yield Supplement Overcollateralization                                 $10,287,158         $7,100,590
      Class A-1 Notes                                                       $313,000,000                 $0
      Class A-2 Notes                                                       $417,000,000       $285,623,577
      Class A-3 Notes                                                       $470,000,000       $470,000,000
      Class A-4 Notes                                                       $256,312,000       $256,312,000
      Class B Notes                                                          $33,521,000        $33,521,000

   Current Collection Period
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      Beginning Receivables Outstanding                                   $1,098,039,920
      Calculation of Total Distribution Amount
          Regular Principal Distributable Amount
             Receipts of Scheduled Principal                                 $26,207,963
             Receipts of Pre-Paid Principal                                  $18,534,352
             Liquidation Proceeds                                               $414,580
             Principal Balance Allocable to Gross Charge-offs                   $325,083
          Total Receipts of Principal                                        $45,481,977

          Interest Distribution Amount
             Receipts of Interest                                             $4,023,152
             Servicer Advances                                                        $0
             Reimbursement of Previous Servicer Advances                        ($84,222)
             Accrued Interest on Purchased Receivables                                $0
             Recoveries                                                          $42,506
             Net Investment Earnings                                             $26,870
          Total Receipts of Interest                                          $4,008,306

          Release from Reserve Account                                                $0

      Total Distribution Amount                                              $49,165,200

      Ending Receivables Outstanding                                      $1,052,557,943

   Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                   $384,550
      Current Period Servicer Advance                                                 $0
      Current Reimbursement of Previous Servicer Advance                        ($84,222)
      Ending Period Unreimbursed Previous Servicer Advances                     $300,328

   Collection Account
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      Deposits to Collection Account                                         $49,165,200
      Withdrawals from Collection Account
          Servicing Fees                                                        $915,033
          Class A Noteholder Interest Distribution                            $2,273,100
          First Priority Principal Distribution                                       $0
          Class B Noteholder Interest Distribution                               $98,328
          Regular Principal Distribution                                     $45,155,369
          Reserve Account Deposit                                                     $0
          Unpaid Trustee Fees                                                         $0
          Excess Funds Released to Depositor                                    $723,370
      Total Distributions from Collection Account                            $49,165,200


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   Excess Funds Released to the Depositor
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          Release from Reserve Account                                          $790,219
          Release from Collection Account                                       $723,370
      Total Excess Funds Released to the Depositor                            $1,513,589

   Note Distribution Account
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      Amount Deposited from the Collection Account                           $47,526,797
      Amount Deposited from the Reserve Account                                       $0
      Amount Paid to Noteholders                                             $47,526,797

   Distributions
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      Monthly Principal Distributable Amount                             Current Payment     Ending Balance    Per $1,000     Factor
      Class A-1 Notes                                                                 $0                 $0      $0.00         0.00%
      Class A-2 Notes                                                        $45,155,369       $285,623,577    $108.29        68.49%
      Class A-3 Notes                                                                 $0       $470,000,000      $0.00       100.00%
      Class A-4 Notes                                                                 $0       $256,312,000      $0.00       100.00%
      Class B Notes                                                                   $0        $33,521,000      $0.00       100.00%

      Interest Distributable Amount                                      Current Payment         Per $1,000
      Class A-1 Notes                                                                 $0              $0.00
      Class A-2 Notes                                                           $518,220              $1.24
      Class A-3 Notes                                                         $1,045,750              $2.23
      Class A-4 Notes                                                           $709,130              $2.77
      Class B Notes                                                              $98,328              $2.93



   Carryover Shortfalls
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                                                                                   Prior
                                                                             Period Carryover   Current Payment   Per $1,000
      Class A-1 Interest Carryover Shortfall                                          $0                 $0           $0
      Class A-2 Interest Carryover Shortfall                                          $0                 $0           $0
      Class A-3 Interest Carryover Shortfall                                          $0                 $0           $0
      Class A-4 Interest Carryover Shortfall                                          $0                 $0           $0
      Class B Interest Carryover Shortfall                                            $0                 $0           $0


   Receivables Data
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                                                                        Beginning Period         Ending Period
      Number of Contracts                                                         55,879             54,784
      Weighted Average Remaining Term                                              42.82              41.86
      Weighted Average Annual Percentage Rate                                      4.71%              4.70%

      Delinquencies Aging Profile End of Period                            Dollar Amount         Percentage
          Current                                                           $946,318,905             89.91%
          1-29 days                                                          $93,220,450              8.86%
          30-59 days                                                         $10,592,558              1.01%
          60-89 days                                                          $1,336,722              0.13%
          90-119 days                                                           $538,796              0.05%
          120-149 days                                                          $550,512              0.05%
          Total                                                           $1,052,557,943            100.00%
          Delinquent Receivables +30 days past due                           $13,018,588              1.24%



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      Write-offs
          Gross Principal Write-Offs for Current Period                         $325,083
          Recoveries for Current Period                                          $42,506
          Net Write-Offs for Current Period                                     $282,576

          Cumulative Realized Losses                                          $1,844,958

      Repossessions                                                        Dollar Amount              Units
          Beginning Period Repossessed Receivables Balance                    $1,553,694                 63
          Ending Period Repossessed Receivables Balance                       $1,797,377                 78
          Principal Balance of 90+ Day Repossessed Vehicles                     $134,091                  5

   Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                        $7,427,198
      Beginning Period Amount                                                 $7,427,198
      Ending Period Required Amount                                           $7,100,590
      Current Period Release                                                    $326,608
      Ending Period Amount                                                    $7,100,590
      Next Distribution Date Required Amount                                  $6,780,982

   Reserve Account
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      Beginning Period Required Amount                                       $19,085,709
      Beginning Period Amount                                                $19,085,709
      Net Investment Earnings                                                    $26,870
      Current Period Deposit                                                          $0
      Current Period Release to Collection Account                                    $0
      Current Period Release to Depositor                                       $790,219
      Ending Period Required Amount                                          $18,295,490
      Ending Period Amount                                                   $18,295,490

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